UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02633

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2005

Item 1. Report to Stockholders.


Calvert
Investments that make a difference(R)
E-Delivery Sign-up -- details inside

June 30, 2005
Semi-Annual Report
Calvert First Government
Money Market Fund

Calvert
Investments that make a difference(R)

An Ameritas Acacia Company

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Calvert First Government Money Market Fund

Table of Contents

President's Letter
1

Portfolio Manager Remarks
3

Shareholder Expense Example
5

Statement of Net Assets
7

Statement of Operations
9

Statements of Changes in Net Assets
10

Notes to Financial Statements
12

Financial Highlights
15

Explanation of Financial Tables
18

Proxy Voting and Availability of Quarterly Portfolio Holdings
20

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Dear Shareholders:

As a fixed-income investor facing a rising interest-rate environment, you may be wondering about the best course of action for your portfolio. Surprisingly, rising rates appear to have lifted all boats. Money market funds provided higher yields while intermediate- and long-term bond funds generally produced positive returns from income and price appreciation, as rates on longer-term bonds did not rise in step with short-term rates. Of course, typically, as interest rates rise, bond prices -- and the value of bond funds -- decline. So the question on many investors' minds is whether this unusual trend can continue.

While no one can answer this question definitively, we believe that during challenging times such as these it's wise to stay the course with a long-term, diversified asset allocation strategy. We believe, and we think your advisor would agree, that bond funds are an essential element of any diversified portfolio, providing a stabilizing anchor to historically more volatile stock funds.

Confidence in our Fixed-Income Strategy

Calvert's expertise in the fixed-income markets spans more than 25 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight™.  This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

From short to long, Calvert's fixed income funds follow this disciplined FourSight approach. Indeed, the combination of solid performance and fixed-income management expertise has attracted recent media attention for Calvert's investment strategies in the Los Angeles Times, Dow Jones Newswires and Standard & Poor's.1 In addition, Barron's rated Calvert the #1 Taxable Fixed-Income Family in 2005.2

A Long-Term, Disciplined Outlook

We believe our disciplined investment process -- which includes an emphasis on diversified portfolios -- can lead to lower risk and competitive long-term performance relative to our peers. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2005

1.  Dow Jones Newswires, "OFF THE RUN: Gun-Shy Bond Fund Managers Play It Safe," July 13, 2005; Los Angeles Times, "Bonds Help Hold the Line," July 8, 2005; Standard & Poor's, "High-Quality Bond Funds - Mid Year 2005 Review," July 1, 2005.

2. The ranking used a weighted-average ranking system to assess asset-weighted performance, net of 12b-1 fees. Each fund was measured and ranked with its peers in the taxable bond fund category as tracked by Lipper for a one-year period ending 12/31/04. Each fund family's category ranking was weighted, according to the overall asset mix in Lipper's database. Results from 73 fund complexes were compiled by Lipper for the tenth annual Fund Families Survey by Barron's. Performance data quoted represents past performance, which does not guarantee future results.

Calvert First Government Money Market Fund

Performance

For the six-month reporting period ended June 30, 2005, Calvert First Government Money Market Fund Class O shares returned 0.94%, exactly matching the return of the Lipper U.S. Government Money Market Funds Average.

Investment Climate

Over the six-month reporting period, the Federal Reserve's Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1% overall, raising short-term rates to 3.25%.  Money-market interest rates and the three-month Treasury bill rose in response to these hikes.1 Confounding our own and most market expectations, though, was a drop in long-term interest rates over the reporting period. The benchmark 10-year Treasury yield moved 0.30% lower, to 3.94%. The 30-year fixed-rate mortgage rate and Bond Buyer long-term municipal bond index yield dropped, respectively, 0.28% to 5.53% and 0.25% to 4.24%.

The U.S. economy continued its pace of steady growth at 3.8% annualized, as measured by GDP (gross domestic product), in the first quarter of 2005.2 New-job gains were moderate, averaging 181,000 monthly, and inflation also rose moderately, with the headline CPI (consumer price index) up 3.1%. Core inflation, which excludes volatile food and energy prices, increased 2.3%.3  These rising rates, although still relatively low, led the FOMC to address the topic of inflation in its March 22 monetary policy statement.

Portfolio Strategy

Our portfolio strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step approach, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

During the first half of the year, we focused purchases in the short end of the money-market yield curve, purchasing variable-rate government securities, which reset quickly when rates rise.

In doing so, we positioned the Fund to take advantage of continued increases in money market rates that result when the FOMC raises the Fed funds rate. In addition, we maintained a short average-days-to-maturity, also positioning the Fund to benefit from anticipated rate increases. Together, these measures helped the Fund match its Lipper peer-group average.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level, i.e., neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.75% and would not be surprised to see it reach 4.25%. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. Of course, much will depend on what the economic data indicate about the state of the economy going forward. We believe our current strategy and the use of variable-rate securities should continue to help performance, given expectations for additional FOMC rate increases during the year.

July 2005

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2005, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1. The 3-month T-Bill rose 2.21% to 3.13%.

2. The second quarter GDP had not been released at the time of this writing.

3. CPI data available for the six months through May 2005.

Fund Information

asset allocation
taxable
money market

NASDAQ symbol
FVRXX

CUSIP number
131577-10-8

Portfolio

Statistics

weighted
average maturity
6.30.05	35 days
12.31.04	32 days

Class O
average annual
total return

as of 6.30.05
1 year	1.45%
5 year	1.94%
10 year	3.39%

Investment Allocation

(% of Total Investments)

Taxable Variable Rate
Demand Notes	54.1%

U.S. Government
Agencies and
Instrumentalities	45.9%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, (including sales charges on Class B and C redemptions); and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	1/1/05	6/30/05	1/1/05 - 6/30/05
Class O
Actual	$1,000.00	$1,009.40	$3.83
Hypothetical	$1,000.00	$1,020.98	$3.85
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,003.40	$9.93
Hypothetical	$1,000.00	$1,014.88	$9.99
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,003.40	$9.93
Hypothetical	$1,000.00	$1,014.88	$9.99
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.77%, 2.00% and 2.00% for Class O, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

Statement of Net Assets
June 30, 2005

	Principal
Taxable Variable Rate Demand Notes - 54.1%	Amount	Value
Overseas Private Investment Corp., 3.33%, 11/15/13, GA:
U.S. Government (r)	$15,813,954	$15,813,954
Post Apartment Homes LP, 3.34%, 7/15/29, CA: Fannie Mae (r)	41,050,000	41,050,000
Rural Electric Coop Grantor Trust Certificates, 3.32%, 12/18/17,
TOA: JP Morgan Chase Bank (r)	36,430,000	36,430,000

Total Taxable Variable Rate Demand Notes (Cost $93,293,954)		93,293,954

U.S. Government Agencies and Instrumentalities - 45.9%
Fannie Mae:
2.50%, 5/10/06	1,000,000	989,577
2.50%, 5/12/06	775,000	767,023
3.179%, 5/22/06 (r)	5,000,000	4,998,293
2.00%, 6/9/06	1,650,000	1,625,901
3.25%, 7/12/06	1,000,000	994,909
Fannie Mae Discount Notes, 3/31/06	1,000,000	974,141
Federal Farm Credit Bank, 3.05%, 4/4/06 (r)	5,000,000	4,998,707
Federal Farm Credit Bank Discount Notes, 8/16/05	1,000,000	997,355
Federal Home Loan Bank:
3.136%, 9/16/05 (r)	5,000,000	4,999,653
1.70%, 12/30/05	1,000,000	992,985
3.30%, 5/24/06	2,000,000	2,000,000
3.197%, 6/14/06 (r)	5,000,000	5,000,000
3.25%, 6/22/06	1,000,000	1,000,000
3.35%, 7/11/06	2,000,000	2,000,000
Federal Home Loan Bank Discount Notes:
7/1/05	30,000,000	30,000,000
6/2/06	1,000,000	967,800
Freddie Mac:
3.083%, 10/7/05 (r)	4,000,000	4,000,272
3.70%, 6/30/06	2,000,000	2,000,000
Freddie Mac Discount Notes:
7/5/05	5,000,000	4,998,372
12/12/05	1,890,000	1,861,157
12/13/05	2,000,000	1,974,013
5/30/06	1,000,000	967,856

Total U.S. Government Agencies and Instrumentalities (Cost $79,108,014)		79,108,014

Total Investments (Cost $172,401,968) - 100.0%		172,401,968
Other assets and liabilities, net - 0.0%		61,673
Net Assets - 100%		$172,463,641

See notes to financial statements.

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 168,872,189 shares outstanding	$168,868,652
Class B: 2,333,831 shares outstanding	2,333,734
Class C: 1,241,641 shares outstanding	1,241,537
Undistributed net investment income	19,648
Accumulated net realized gain (loss) on investments	70

Net Assets	$172,463,641

Net Asset Value Per Share

Class O (based on net assets of $168,887,660)	$1.00
Class B (based on net assets of $2,334,210)	$1.00
Class C (based on net assets of $1,241,771)	$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

CA: Collateral Agreement
GA: Guaranty Agreement
LP: Limited Partnership
TOA: Tender Option Agreement

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2005

Net Investment Income
Investment Income:
Interest income	$2,378,205

Expenses:
Investment advisory fee	222,349
Transfer agency fees and expenses	149,749
Distribution plan expenses:
Class B	12,773
Class C	6,494
Trustees' fees and expenses	5,411
Accounting fees	20,413
Administrative fees:
Class O	217,536
Class B	3,192
Class C	1,624
Custodian fees	9,144
Registration fees	22,732
Reports to shareholders	34,509
Professional fees	9,513
Miscellaneous	12,168
Total expenses	727,607
Reimbursement from Advisor:
Class B	(5,255)
Class C	(4,624)
Fees waived:
Class O	(2,523)
Class B	(37)
Class C	(19)
Fees paid indirectly	(8,020)
Net expenses	707,129

Net Investment Income	1,671,076

Realized Gain (Loss)
Net realized gain (loss) on investments	1,419

Increase (Decrease) in Net Assets
Resulting from Operations	$1,672,495

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$1,671,076	$1,195,586
Net realized gain (loss)	1,419	290,541

Increase (Decrease) in Net Assets
Resulting from Operations	1,672,495	1,486,127

Distributions to shareholders from
Net investment income:
Class O shares	(1,644,909)	(1,200,572)
Class B shares	(8,580)	(844)
Class C shares	(4,381)	(386)
Total distributions	(1,657,870)	(1,201,802)

Capital share transactions:
Shares sold:
Class O shares	54,698,825	140,052,911
Class B shares	620,789	2,906,708
Class C shares	528,432	2,197,247
Reinvestment of distributions:
Class O shares	1,614,565	1,175,352
Class B shares	7,522	723
Class C shares	4,257	393
Shares redeemed:
Class O shares	(65,655,198)	(138,580,477)
Class B shares	(1,156,101)	(2,989,661)
Class C shares	(797,245)	(1,728,413)
Total capital share transactions	(10,134,154)	3,034,783

Total Increase (Decrease) in Net Assets	(10,119,529)	3,319,108

Net Assets
Beginning of period	182,583,170	179,264,062
End of period (including undistributed net investment income of $19,648 and $6,442, respectively)	$172,463,641	$182,583,170

See notes to financial statements.

	Six Months Ended	Year Ended
	June 30,	December 31,
Capital Share Activity	2005	2004
Shares sold:
Class O shares	54,698,796	140,052,902
Class B shares	620,789	2,906,708
Class C shares	528,432	2,197,247
Reinvestment of distributions:
Class O shares	1,614,565	1,175,352
Class B shares	7,522	723
Class C shares	4,257	393
Shares redeemed:
Class O shares	(65,655,198)	(138,580,477)
Class B shares	(1,156,101)	(2,989,661)
Class C shares	(797,245)	(1,728,413)
Total capital share activity	(10,134,183)	3,034,774

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $34,328 was payable at period end. In addition $26,518 was payable at period end for operating expenses paid by Advisor during June 2005.

The Advisor has agreed to limit net annual Fund operating expenses through April 30, 2006. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B and Class C pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $34,662 was payable at period end. For the period ended June 30, 2005, CASC waived $2,523, $37, and $19 of its fee in Class O, Class B, and Class C, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $2,958 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $59,486 for the six months ended June 30, 2005. Under terms of the agreement, $9,597 was payable at period end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at June 30, 2005 for federal income tax purposes was $172,401,968. Net realized capital loss carryforward for federal income tax purposes of $1,349 at December 31, 2004 maybe utilized to offset future gains until expiration in December 2012.

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2005, purchases and sales transactions were $349,025,000 and $346,410,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2005.

For the six months ended June 30, 2005, borrowing information by the Fund under the Agreement was as follows:

Average	Weighted	Maximum	Month of
Daily	Average interest	Amount	Maximum Amount
Balance	Rate	Borrowed	Borrowed
$10,234	3.31%	$1,178,444	June 2005

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2005	2004	2003

Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.009	.007	.005
Distributions from
Net investment income	(.009)	(.007)	(.005)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.94%	0.66%#	0.52%
Ratios to average net assets: A
Net investment income	1.91% (a)	.65%	.53%
Total expenses	.78% (a)	.78%	.78%
Expenses before offsets	.78% (a)	.77%	.78%
Net expenses	.77% (a)	.77%	.77%
Net assets, ending (in thousands)	$168,888	$178,215	$175,282

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.012	034.056
Distributions from
Net investment income	(.012)	(.034)	(.056)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.19%	3.45%	5.71%
Ratios to average net assets: A
Net investment income	1.18%	3.39%	5.55%
Total expenses	.75%	.77%	.77%
Expenses before offsets	.75%	.77%	.77%
Net expenses	.75%	.76%	.75%
Net assets, ending (in thousands)	$205,780	$227,259	$223,437

See notes to financial statements.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class B Shares	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.003	**	**
Distributions from
Net investment income	(.003)	**	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.34%	.03%	.02%
Ratios to average net assets: A
Net investment income	.66% (a)	.03%	.01%
Total expenses	2.42% (a)	2.30%	2.14%
Expenses before offsets	2.01% (a)	1.42%	1.30%
Net expenses	2.00% (a)	1.41%	1.30%
Net assets, ending (in thousands)	$2,334	$2,862	$2,944

		Years Ended
	December 31	December 31,	December 31,
Class B Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.021	.043
Distributions from
Net investment income	(.001)	(.021)	(.043)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.06%	2.15%	4.38%
Ratios to average net assets: A
Net investment income	.09%	1.57%	4.33%
Total expenses	2.17%	3.27%	5.83%
Expenses before offsets	1.78%	2.01%	2.07%
Net expenses	1.78%	2.00%	2.00%
Net assets, ending (in thousands)	$4,874	$1,898	$394

See notes to financial statements.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class C Shares	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.003	**	**
Distributions from
Net investment income	(.003)	**	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.34%	.03%	.02%
Ratios to average net assets: A
Net investment income (loss)	.65% (a)	.03%	(.02%)
Total expenses	2.72% (a)	2.70%	2.65%
Expenses before offsets	2.01% (a)	1.43%	1.33%
Net expenses	2.00% (a)	1.43%	1.33%
Net assets, ending (in thousands)	$1,242	$1,506	$1,038

		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.021	.043
Distributions from
Net investment income	(.001)	(.021)	(.043)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.08%	2.18%	4.39%
Ratios to average net assets: A
Net investment income	.11%	1.82%	4.25%
Total expenses	2.72%	3.16%	3.60%
Expenses before offsets	1.80%	2.03%	2.03%
Net expenses	1.79%	2.00%	2.00%
Net assets, ending (in thousands)	$1,303	$1,737	$449

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# On December 31, 2004, the Advisor voluntarily contributed $291,890 to the Fund's Class O shares to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

* Total return is not annualized for periods less than one year.

** Net investment income and distributions were less than $.001 per share.

(a) Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Muni. Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item on its Form N-CSR for the period ended December 31, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME

By:	/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara Krumsiek
Barbara Krumsiek
President -- Principal Executive Officer

Date: August 31, 2005

/s/ Ronald Wolfsheimer
Ronald Wolfsheimer
Treasurer -- Principal Financial Officer

Date: August 31, 2005